ancestry
ABT 1912
1919
Hyman Sauerhoff 1887-1956
Anna Friedberg 1888-1969
Jacob Hochhauser 1908-1990
Dorothy "Dora" Lichtenthal 1913-1954
Louis Sauerhoff 1913-2000
Rysla "Ruth" Thurm 1914-2000
Paul Hochhauser 1938-Living
Lorrel H Sauerhoff 1939-Living
Howard Hochhauser 1970-Living

February 24, 2015 Business Update Exhibit 99.1

Safe Harbor Slide
2
This presentation has been prepared by Ancestry.com LLC (the “Company”) for the exclusive use of the party to whom the Company delivers this presentation (such party, together with its subsidiaries and affiliates, the “Recipient”). Although the Company believes the information is accurate in all material respects, the Company does not make any representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation. Any estimates or projections contained in this presentation as to events that may occur in the future (including projections of future financial performance and forward-looking statements) are based upon the reasonable judgment of the Company.
The presentation may include certain forward-looking statements provided by the Company. Any such statements and projections reflect various estimates and assumptions by the
Company concerning anticipated results. No representations or warranties are made by the Company as to the accuracy of any such statements. Whether or not any such forward-looking statements are in fact achieved will depend upon future events, some of which are not within the control of the Company. Information concerning factors that could cause events or results to differ materially from those projected in the forward-looking statements is contained under the caption “risk factors” in our form 10-k for the year ended December 31, 2014
(the “Annual Report”) and in discussions in other of our securities and exchange commission filings.  Statements contained herein describing documents and agreements are summaries only and the Annual Report summaries are qualified in their entirety by such documents and agreements.
Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. In addition, the information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate.
This presentation has been prepared solely for informational purposes only. The Recipient should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. The Recipient should consult its own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, the Recipient confirms that it is not relying upon the information contained herein to make any decision. This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require.
We present Non-GAAP Revenues, Adjusted EBITDA, and Free Cash Flow as non-U.S. GAAP financial measures in various places throughout this presentation. We believe Non-GAAP
Revenues, Adjusted EBITDA, and Free Cash Flow are useful to investors as supplemental measures to evaluate the overall operating performance of our business. Non-GAAP Revenues,
Adjusted EBITDA, and Free Cash Flow are financial data that are not calculated in accordance with U.S. GAAP. We prepare Non-GAAP Revenues, Adjusted EBITDA, and Free Cash Flow to
eliminate the impact of items that we do not consider indicative of our core operating performance. We encourage you to evaluate these adjustments and the reasons we consider them appropriate, as well as the material limitations on non-U.S. GAAP measures. A reconciliation of these measures to the applicable GAAP measure can be found in our Annual Report.
Our combined results for the year ended December 31 2012 represent the addition of our predecessor financials for the period from January 1, 2012 to December 28, 2012 and our successor financials for the period from December 29, 2012 to December 31, 2012. This combination does not comply with U.S. GAAP or with the rules for pro forma presentation, but is presented as we believe the presentation is useful to the reader for comparison with the prior periods.

Ancestry Refresher
•
Our mission is to help everyone
discover, preserve and share their
family history
•
More than 2 million subscribers
•
Clear Category Leader . . . we
created the category
•
Great Business Model
•
Revenue of $620 and $225 million of
Adj. EBITDA before one-time items
•
Clear growth thesis
3

Competitive Position
4
A clear category leader with tremendous brand awareness
US Monthly Unique Visitors
(# of Monthly Unique Visitors in millions)
Ancestry owned websites
Source: Compete US data as of December 2014
Notes: MyHeritage acquired Geni in November 2012
Unaided Brand Awareness
8.2
2.1
1.8
1.5
1.3 1.3
0.8
0.7 0.7
0.4
0.1
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
25%
33%
33%
38%
35%
56%
58%
67%
57%
55%
54%
50%
56%
56%
56%
0%
25%
50%
75%
100%
* Other websites had less than 2% unaided brand awareness
Source: For March 2007 through August 2012, data from studies by Ipsos conducted on our behalf. For
June 2013 through December 2014, data from studies by Millward Brown Optimor conducted on our behalf. Each of Ipsos and Millward Brown Optimor may have used different methodologies.

Poised for Growth in 2015
•
Improving subscriber growth trends entering 2015
•
Return to Adj. EBITDA growth exiting 2014; revenue
to follow
•
2014 was a year of investment; 2015 is about
execution:
o
Content drives retention, deepens the moat and drives growth
o
Expansion into DNA creates stand alone value, and fuels
profitable subscriber growth
o
International expansion into Germany and Mexico expands
global footprint
o
New product features and tools enhance customer experience
o
Multiple complementary brands/product opportunities with
solid Adj. EBITDA contribution
5

US Probate Project World War One
AUS
CA
Growth Through New Content
6
• 170M Images, 73M principal records
• 49 of 50 states represented
• 3 year digitization effort ending in 2015
• Records from early-1800’s to mid-1900’s
• Developing new product experience to support
multi-image records and guided tour
• Marketing launch is Labor Day, September 2015
• 375,000 records and 12.3 million images describing
all the servicemen and women serving in the AIF in
World War One
• 640,000 records and 32 million images describing all
the Canadian servicemen serving in World War One

Deep Content Relationships
Contractually Exclusive –
exclusive publishing rights from
archive or institution for an
extended period of time
Digitization Barrier – archives
reluctant to digitize again, or
digitized utilizing proprietary
unique technology
User Generated – user
contributed content including
trees, photos, stories and
documents
Commoditized – currently
distributed across commercial
competitors or with minimal
barriers to acquire
* Includes key 2015 content releases
7
Contractually
Exclusive
34%
Digitization
Barrier
9%
User
Generated
26%
Commoditized
31%

DNA Expansion Drives Growth
8
•
Market expanding opportunity . . . DNA Touches Everyone
•
10% of kit purchasers become incremental subscribers
•
Database is growing fast, leading to more discoveries
0
100000
200000
300000
400000
500000
600000
700000
800000
Jan-12 Jul-12 Jan-13 Jul-13 Jan-14 Jul-14 Jan-15
DNA Database Sample Size

•
31% of Ancestry subscribers located outside the U.S.
•
New market opportunities…starting with Mexico and Germany
•
2014 international revenues surpassed $130 million
International Growth by Geo Since Launch (1)
(1) Represents billings data from the respective geographies.
(2) The UK website launched in 2002. Billings data unavailable for the first two years.
(3) AU and CA sites were launched in 2006.
(2) (3) (3)
We’re a Global Business Today and Expanding
9
Year
1
Year
2
Year
3
Year
4
Year
5
Year
6
Year
7
Year
8
Year
9
Year
10
Year
11
Year
12
Year
13
United Kingdom Australia Canada

Great Product Experience Drives Growth • Significant core product innovation story • It’s becoming easier and more accessible 10

LifeStory 11 Historical Insights

12 Facts and Hints

Media Gallery 13

Archives™

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ancestry ProGenealogists™

Newspapers.com™ by ancestry

Archives
Discover your family history.
The Best Experts for Your Research Needs.

ancestry

Family history made simple and affordable with access
to more than 4.5 billion digital records
The web’s premier collection of original military records.
The official research arm of Ancestry.
Professional genealogists with extensive research and
genealogical experience.
Find historical newspapers from the 1700s–2000s across
the United States and beyond.
14
Brand Family Complements Growth

Financial Overview 15

Key Performance Metrics – 5 Year Trend
16
$100
$200
$300
$400
$500
$600
$700
2010 2011 2012 2013 2014
Non-GAAP Revenue ($MMs)
Subscription Product
0
100
200
300
400
500
600
700
2010 2011 2012 2013 2014
DNA Database
0
50
100
150
200
250
2010 2011 2012 2013 2014
Adj EBITDA
Adj EBITDA (exc. 1x items)
20%
25%
30%
35%
40%
45%
50%
2010 2011 2012 2013 2014
Adj EBITDA Margin %
Adj EBITDA margin (exc. 1x items)
(1) Adjusted EBITDA is defined as net income (loss) plus non-cash adjustments to revenue from purchase accounting; interest expense, net; other (income) expense; income tax expense (benefit); and
non-cash charges, including depreciation, amortization and stock-based compensation expense. Adjusted EBITDA  for the twelve months ended December 31, 2014 also excludes $10.6 million of accrued interest to be paid on restricted cash held pending resolution of the shareholder appraisal litigation, professional service fees related to litigation and costs associated with the return-of-
capital distribution paid in February 2014 by our parent company, Holdings LLC. Adjusted EBITDA for the twelve months ended December 31, 2013 also excludes $5.6 million of professional services related to litigation, reorganizing our corporate structure, registering our existing Notes with the SEC, costs associated with the return-of-capital distribution paid in September 2013 by our parent company, Holdings LLC, and costs related to the settlement of litigation.

Large Base of Loyal Subscribers 17

Stable Subscriber Model Provides Revenue Visibility 18

Inventory Duration Mix 19

($000’s)                     2010 2011 2012 2013 2014
Non-GAAP Revenues (A) 300,931 399,661 487,635 561,506 619,544
Adj. EBITDA 100,974 144,807 178,825 217,176 225,405
Less: Cash paid (received) for
income taxes
11,128 3,683 27,156 (40,601) 1,334
Less: Capitalization of content
database costs
13,874 20,408 23,538 22,239 37,566
Less: Purchases of property
and equipment
12,968 13,895 20,776 26,714 21,821
Pre-Interest Expense FCF (B) 63,004 106,821 107,355 208,824 164,684
% Margin [(B)/(A)] 21% 27% 22% 37% 27%
High free cash flow conversion
20
(1) Adjusted EBITDA is defined as net income (loss) plus non-cash adjustments to revenue from purchase accounting; interest expense, net; other (income) expense; income tax expense (benefit); and non-cash charges, including depreciation, amortization and stock-based compensation expense. Adjusted EBITDA and therefore free cash flow for the twelve months ended December 31, 2014 also exclude $10.6 million of accrued interest to be paid on restricted cash held pending resolution of the shareholder appraisal litigation, professional service fees related to litigation and costs associated with the return-of-capital distribution paid in February 2014 by our parent company, Holdings LLC. Adjusted EBITDA and therefore free cash flow for the twelve months ended December 31, 2013 also exclude $5.6 million of professional services related to litigation, reorganizing our corporate structure, registering our existing Notes with the SEC, costs associated with the return-of-capital distribution paid in September 2013 by our parent company, Holdings LLC, and costs related to the settlement of litigation.

Debt Capitalization Overview
21
$MM
PF Acq.
9/30/2012 12/31/2013 12/31/2014
Cash and Cash Equivalents $25 $87 $108
Revolver ($50MM Capacity) – – –
Senior Secured Term Loan 670 – –
Senior Secured Term Loan B-1 – 457 453
Senior Secured Term Loan B-2 – 165 132
11% Senior Unsecured OpCo Notes 300 300 300
Total OpCo Debt $970 $922 $885
Net OpCo Debt 945 835 777
9.63%/10.38% PIK Toggle HoldCo Notes – 300 400
Total Holdco Debt $970 $1,222 $1,285
Net Debt 945 1,135 1,177
Pro Forma Credit Ratios
Senior Secured Debt / Adj. EBITDA 3.9x 2.9x 2.6x
Total OpCo Debt / Adj. EBITDA 5.6x 4.2x 3.9x
Net OpCo Debt / Adj. EBITDA 5.5x 3.8x 3.5x
Total HoldCo Debt / Adj. EBITDA 5.6x 5.6x 5.7x
Net Holdco Debt / Adj. EBITDA 5.5x 5.2x 5.2x
LTM Adjusted EBITDA
(1)
$173 $217 $225
(1)
Adjusted EBITDA is defined as net income (loss) plus non-cash adjustments to revenue from purchase accounting; interest expense, net; other (income) expense; income tax expense (benefit); and
non-cash charges, including depreciation, amortization and stock-based compensation expense. Adjusted EBITDA  for the twelve months ended December 31, 2014 also excludes $10.6 million of accrued interest to be paid on restricted cash held pending resolution of the shareholder appraisal litigation, professional service fees related to litigation and costs associated with the return-of-
capital distribution paid in February 2014 by our parent company, Holdings LLC. Adjusted EBITDA for the twelve months ended December 31, 2013 also excludes $5.6 million of professional services related to litigation, reorganizing our corporate structure, registering our existing Notes with the SEC, costs associated with the return-of-capital distribution paid in September 2013 by our parent company, Holdings LLC, and costs related to the settlement of litigation.

Wakefield CONVICT PRISON.
Chamber of London,
56
NAME Mary Hughes
Pickens.
ALIAS
COURT HISTORY #1174
CRIME: Mfg Liquor
18483

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